UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 29, 2020

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	WINA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2020, Winmark Corporation (the “Company”) announced in a press release that its current Executive Chairman, John L. Morgan, will retire as a Director and as Executive Chairman, effective March 1, 2020.  Additionally, the Company announced that its Board of Directors (the “Board”) has elected Brett D. Heffes, currently the Company’s Chief Executive Officer and Director, to the additional responsibility of Chairman of the Board, effective March 1, 2020.

A copy of the press release announcing Mr. Morgan’s retirement and Mr. Heffes’s appointment is attached as Exhibit 99.1 of this Current Report on Form 8-K.

On January 29, 2020, the Board authorized entry by the Company into a transition and retirement agreement (the “Agreement) with Mr. Morgan.  Under the Agreement, the Company will pay Mr. Morgan a lump sum of $667,000 on or before March 2, 2020.  Mr. Morgan has agreed to provide transition services to the Company and has agreed to a non-competition covenant for one year.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure

On January 29, 2020, the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.25 per share will be paid on March 2, 2020 to shareholders of record on the close of business on February 12, 2020.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.2 of this Current Report on Form 8-K.

Item 8.01Other Events

On January 29, 2020, the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders. The quarterly dividend of $0.25 per share will be paid on March 2, 2020 to shareholders of record on the close of business on February 12, 2020.   Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.2 of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

10.1	Transition and Retirement Agreement, dated January 29, 2020, among Winmark Corporation and John L. Morgan
99.1	Press Release dated January 29, 2020
99.2	Press Release dated January 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: January 29, 2020	By:	/s/Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer